UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2009

LIBERTY BANCORP, INC.
(Exact name of registrant as specified in its charter)

Missouri	0-51992	20-4447023
(State or other Jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
16 West Franklin Street, Liberty, Missouri
(Address of principal executive offices)

(816) 781-4822
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

On May 21, 2009, Liberty Bancorp, Inc. (the “Company”) announced that its Board of Directors had completed its previously announced stock repurchase program and approved a stock repurchase program to acquire up to 365,537 shares, or 10% of the Company’s outstanding common stock.  Repurchases, which will be conducted through open market purchases or privately negotiated transactions, will be made from time to time depending on market conditions and other factors.  The press release announcing the authorization of the stock repurchase program is filed as Exhibit 99.1 to this Report and is furnished herewith.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits

	Number	Description

	99.1	Press Release Dated May 21, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	May 21, 2009	By:	/s/ Brent M. Giles
Brent M. Giles
President and Chief Executive Officer